Janus Aspen Series

Global Allocation Portfolio – Moderate

Supplement dated August 26, 2014
to Currently Effective Prospectuses

Effective September 1, 2014, the following replaces in its entirety the corresponding information for Global Allocation Portfolio – Moderate (the “Portfolio”).

1.	The following replaces in its entirety the corresponding information found under “Management” in the Portfolio Summary section of the Portfolio’s Prospectuses:

Portfolio Managers: Enrique Chang, Chief Investment Officer Equities and Asset Allocation of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2014. Ashwin Alankar, Ph.D., is Co-Portfolio Manager of the Portfolio, which he has co-managed since September 2014.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Portfolio:

Global Allocation Portfolio – Moderate
Co-Portfolio Managers Enrique Chang and Ashwin Alankar jointly share responsibility for the day-to-day management of Global Allocation Portfolio – Moderate, with no limitation on the authority of one co-portfolio manager in relation to the other.

Enrique Chang is Chief Investment Officer Equities and Asset Allocation of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Global Allocation Portfolio – Moderate, which he has co-managed since January 2014. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in September 2013. During the previous five years, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments. Mr. Chang holds a Bachelor’s degree in Mathematics from Fairleigh Dickinson University, a Master’s degree in Finance/Quantitative Analysis, and a Master’s degree in Statistics and Operations Research from New York University.

Ashwin Alankar, Ph.D., is Senior Vice President and Head of Asset Allocation and Risk Management of Janus Capital. He is Co-Portfolio Manager of Global Allocation Portfolio – Moderate, which he has co-managed since September 2014. Mr. Alankar is also Portfolio Manager of other Janus accounts. He joined Janus Capital in August 2014. Prior to joining Janus Capital, Mr. Alankar was Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity products and a senior portfolio manager of the firm’s systematic multi-asset class alternative investment efforts from 2010 to 2014, and was a partner and portfolio manager for Platinum Grove Asset Management from 2003 to 2010. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.

All references to Daniel Scherman are deleted.

Please retain this Supplement with your records.